UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 11, 2024

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Stock Appreciation Rights Plan
On June 11, 2024, System1, Inc. (the “Company” or “System1”) held its Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s stockholders considered and approved, among other things, the System1, Inc. 2024 Stock Appreciation Rights Plan (the “SARs Plan”). The SARs Plan was previously approved, subject to stockholder approval, by the Company’s board of directors (the “Board”) prior to the submission to the Company’s stockholders for approval at the 2024 Annual Meeting. The SARs Plan became effective immediately upon the closing of the 2024 Annual Meeting.
A summary of the terms of the SARs Plan is set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 28, 2024 (the “Proxy Statement”) in the section titled “Proposal 3—Approval of The System1, Inc. Stock Appreciation Rights Proposal” beginning on page 18 of the Proxy Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the SARs Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2024 Annual Meeting, the Company’s stockholders considered and approved, among other things, a proposed amendment (the “Charter Amendment”) to the System1, Inc. Certificate of Incorporation (the “Charter Amendment Proposal”). The Charter Amendment Proposal was previously approved, subject to stockholder approval, by the Company’s Board prior to the submission to the Company’s stockholders for approval at the 2024 Annual Meeting. The Charter Amendment became effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware on June 11, 2024.
The description of the Charter Amendment and the general effect of the Charter Amendment upon the rights of holders of System1’s Class C Common Stock are included in the supplementary proxy materials filed by the Company with the SEC on May 31, 2024 (the “Proxy Statement Supplement”) under the section titled “Proposal 4—Approval of an Amendment to the Company’s Certificate of Incorporation” beginning on page 8 of the Proxy Statement Supplement, which is incorporated herein by reference. The foregoing description of the Charter Amendment and the description incorporated by reference from the Proxy Statement Supplement are qualified in their entirety by reference to the text of such Charter Amendment, which is filed as Exhibit 3.1 hereto, and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting, 84,285,075 shares of the Company’s Class A common stock and Class C common stock were represented in person or by proxy, constituting approximately 94% of the Company’s total outstanding shares of common stock as of April 25, 2024, the record date for the 2024 Annual Meeting, and constituting a quorum for the transaction of business at the 2024 Annual Meeting. At the 2024 Annual Meeting, the following four proposals were submitted to the stockholders and the Company’s inspector of elections certified the vote tabulations indicated below. For more information about the proposals, please refer to the Proxy Statement and Proxy Statement Supplement.

Proposal 1 - Election of Class II Directors
The individuals listed below were each elected to serve on the Board for a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified.
The final report of the votes with respect to Proposal 1 was as follows:

Nominee for Director	Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
Moujan Kazerani	73,359,856	0	3,808,170	7,117,049
Frank Martire Jr.	73,948,278	0	3,219,748	7,117,049
Charles Ursini	76,575,744	0	592,282	7,117,049
Proposal 2 - Ratification of the Independent Registered Public Accounting Firm
On June 4, 2024, the Company filed a Current Report on Form 8-K announcing that the Audit Committee of the Board approved the appointment of Deloitte & Touche LLP ("D&T") as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2024, and to dismiss PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm, effective as of June 4, 2024.
As a result of the dismissal of PwC, the Company withdrew Proposal 2 from the 2024 Annual Meeting agenda, which requested that the Company’s stockholders ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. In conjunction with the Annual Meeting of Stockholders to be held in 2025, the Company intends to ask stockholders to ratify the appointment of D&T as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2025.

Proposal 3 – Approve the 2024 System1, Inc. Stock Appreciation Rights Plan
Proposal 3, was a management proposal to approve the SARs Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder.
The final report of the votes with respect to Proposal 3, which was approved by the Company’s stockholders, was as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
73,096,399	4,026,776	44,851	7,117,049
Proposal 4 – Approve the Amendment to System1, Inc. Certificate of Incorporation
Proposal 4, was a management proposal to approve an Amendment to the System1, Inc. Certificate of Incorporation.
The final report of the votes with respect to Proposal 4, which was approved by the Company’s stockholders, was as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
70,887,234	14,807	6,265,985	7,117,049

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the System1, Inc. Certificate of Incorporation

10.1	System1, Inc. 2024 Stock Appreciation Rights Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: June 13, 2024	By:	/s/ Daniel J. Weinrot
	Name:	Daniel J. Weinrot
	Title:	General Counsel & Corporate Secretary
4